UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2024

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2024, Scilex Holding Company (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to file the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Q3 Form 10-Q”) in a timely manner. The Listing Rule requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”). The Company previously reported in its Form 12b-25 filed with the SEC on November 14, 2024 that the Company was unable to file its Q3 Form 10-Q within the prescribed time period without unreasonable effort or expense.

Under Nasdaq rules, the Company has 60 calendar days from receipt of the Notice, or until January 20, 2025, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Q3 Form 10-Q, or until May 19, 2025, to regain compliance.

The Company is working to file the Q3 Form 10-Q as soon as possible in order to regain compliance with the Listing Rule. However, if the Company does not submit the Q3 Form 10-Q by January 20, 2025, the Company will submit a plan by such date to Nasdaq that outlines, as definitively as possible, the steps the Company will take to promptly file the Q3 Form 10-Q.

Item 8.01.	Other Events.

Press Release

On November 22, 2024, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Risk Factors Update

The Company is also filing this Current Report on Form 8-K to supplement its risk factors, including those contained in its Annual Report on Form 10-K filed with the SEC on March 12, 2024 (the “Annual Report”) and subsequent reports required to be filed with the SEC pursuant to the Exchange Act (the “Subsequent Reports”). The risk factors below should be considered together with the other risk factors described in the Annual Report and the Subsequent Reports, as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the SEC.

Our failure to meet the continued listing standards of Nasdaq could result in a delisting of our Common Stock

On November 1, 2024, we received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying us that, because the closing bid price for our shares of common stock, par value $0.0001 (the “Common Stock”), has been below $1.00 per share for 30 consecutive business days, we no longer comply with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial compliance period of 180 calendar days, or until April 30, 2025, to regain compliance with the Minimum Bid Price Requirement. If we do not regain compliance with the Minimum Bid Price Requirement by April 30, 2025, we may be afforded a second 180 calendar day grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement. In addition, we would be required to provide written notice of our intention to cure the minimum bid price deficiency during this second 180-day compliance period by effecting a reverse stock split, if necessary.

On November 21, 2024, we received a letter (the “Nasdaq Notice”) from Nasdaq advising us that we were not in compliance with Nasdaq’s continued listing requirements under the Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of our failure to file our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Q3 Form 10-Q”) in a timely manner. The Listing Rule requires listed companies to timely file all required periodic reports (the “Timely Reporting Requirement”) with the Securities and Exchange Commission (the “SEC”).

Under Nasdaq rules, we have 60 calendar days from receipt of the Nasdaq Notice, or until January 20, 2025, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts our plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Q3 Form 10-Q, or until May 19, 2025, to regain compliance.

If it appears to the Staff that we will not be able to cure the deficiencies disclosed above, or if we are otherwise not eligible for the additional compliance period, and we do not regain compliance (i) by April 30, 2025 for the Minimum Bid Price Requirement or (ii) by January 20, 2025 for the Timely Reporting Requirement, Nasdaq will provide written notification to us that our shares of Common Stock are subject to delisting. At that time, we may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.

If Nasdaq determines to delist our securities from trading on its exchange and we are unable to obtain listing on another national securities exchange, some or all of the following may occur, each of which could have a material adverse effect on our stockholders:

•	causing our shares of Common Stock to be transferred to a more limited market than Nasdaq, which could affect the market price, trading volume, liquidity and resale price of such shares;

•	causing an event of default under the Company’s existing debt instruments;

•	reducing the number of investors, including institutional investors, willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity;

•	decreasing the amount of news and analyst coverage relating to us;

•	reducing the availability of information concerning the trading prices and volume of our Common Stock;

•	limiting our ability to issue additional securities, obtain additional financing or pursue strategic restructuring, refinancing or other transactions; and

•	impacting our reputation and, as a consequence, our business and operations.

The Company and/or its directors and officers may be subject to litigation or other actions as a result of or relating to our internal investigation and our failure to timely file the Q3 Form 10-Q with the SEC and an unfavorable outcome with respect to such matters could harm our business, financial condition and results of operations.

As previously disclosed, the Audit Committee of our Board of Directors recently commenced an investigation with the assistance of independent counsel with respect to an evaluation of the following contracts: (i) the Commitment Side Letter entered into with FSF 33433 LLC (a copy of which was filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K filed on June 12, 2024), (ii) a distribution agreement entered into with Endeavor Distribution LLC (“Distributor”) in June 2024, and (iii) the Satisfaction Agreement entered into with FSF 33433 LLC and Distributor (filed with the SEC in the Company’s Current Report on Form 8-K filed on September 18, 2024). The investigation relates to the accounting treatment of such contracts and related matters.

Failure to comply with applicable laws or regulations, as interpreted and applied, or the Company’s reporting obligations with the SEC could have a material adverse effect on the Company’s reputation, the price of its securities and its business, financial condition and results of operations. The Company cannot predict the outcome of the above-referenced matters. Our management may be required to devote significant time and attention to these matters. An unfavorable outcome could have a material adverse impact on the Company’s financial position, results of operations or liquidity or the market for its securities, and could subject the Company and/or its directors and officers to litigation or other actions from third parties or regulatory bodies related to the above-referenced matters.

Forward-Looking Statements

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the filing of the Q3 Form 10-Q and the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the engagement by the Audit Committee of the Company’s Board of Directors of a new independent registered public accounting firm, including the timing thereof, risks related to the Company’s ability to file the Q3 Form 10-Q, the Company’s ability to regain compliance with the Nasdaq continued listing standards and to maintain the listing of the Company’s securities thereon, and the risk of litigation or other actions arising from the failure to timely file the Q3 Form 10-Q or any subsequent SEC filing.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 12, 2024, and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Scilex Holding Company on November 22, 2024

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: November 22, 2024